United Pan-Europe Communications N.V.
Year End 2002 Results Announcement


March 31, 2003

                                                                             UPC

Disclosure Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. federal securities laws. UPC bases forward-looking statements on its reasonable beliefs, assumptions, and expectations regarding future events and conditions, including its future economic performance, taking into account information currently available to the company. Forward-looking statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from the outcomes and results expressed or implied in such forward-looking statements. Information concerning certain factors that could cause actual outcomes and results to differ materially is included in the Company's 10-K, 10-Q and other filings with the U.S. Securities and Exchange Commission.

                                                                           UPC 2

Executive Summary

Strong operating performance in 2002

o Strong fourth quarter in 2002 contributed to solid operating performance for UPC

o Maximised Adjusted EBITDA generation through significant operational efficiencies, building on pan-European scale economies and successful focus on cost control

o Resetting of cost base largely completed in 2002 with substantial improvement in Adjusted EBITDA of EUR 446m and Adjusted EBITDA after capital expenditures of EUR 1.1 billion, over performance in 2001

Successful execution of triple play strategy

o "analogue triple play", a return to growth orientated strategy, bundling triple play products, internet, analogue TV and NPV positive telephony, with a measured NPV positive digital rollout

o    Improvement in the efficiency of capital spend has been successful

Financial Restructuring Update

o Appeal in Dutch Court's ratification of the Akkoord. We believe the appeal is without merit

o    Delay in completion of restructuring beyond March 31, 2003

o    Expect to receive extension to waiver on senior bank facility shortly

2003

o Started 2003 well. Continue to prioritise customers service, prudent revenue growth, maintaining strategy of adding profitable subscribers and driving continued growth in Adjusted EBITDA

                                                                           UPC 3

Continued Growth

New Service Subscribers (000s)

                              [Arrow depicting 20%
[Bar chart depicting 1,056]   increase from YE2001   [Bar chart depicting 1,265]
                                  to YE2002]
          YE2001                                               YE2002

ARPU per RGU(1) (in EUR per month)

                              [Arrow depicting 6%
[Bar chart depicting 12.70]   increase from YE2001   [Bar chart depicting 13.48]
                                   to YE2002]
         YE2001                                                 YE2002

ARPU per Basic Cable Subscriber(2) (in EUR per month)

Western Europe

                              [Arrow depicting 11%
[Bar chart depicting 18.35]   increase from YE2001   [Bar chart depicting 20.43]
                                    to YE2002]
         YE2001                                                 YE2002

Eastern Europe

                              [Arrow depicting 6%
[Bar chart depicting 8.16]    increase from YE2001   [Bar chart depicting 8.69]
                                    to YE2002]
         YE2001                                                 YE2002


(1) Total basic cable, internet, digital, DTH revenue/total RGUs
(2) Basic cable, internet, digital, telephony revenue/basic cable subscribers

                                                                           UPC 4

Revenue

Revenues (EUR 000's)                       Q4 2002         Q4 2001          YE 2002       YE 2001        change Y-o-Y
---------------------------------------------------------------------------------------------------------------------
Triple Play Distribution(1)                314,527         282,989        1,220,895     1,067,244                 14%

Other Continued Operations                  18,315          19,107           67,423        73,051

UPC Distribution(2)                        332,842         302,096        1,288,318     1,140,295                  5%

Priority Telecom
  Continued operations                      27,206          36,006          119,150       109,096                  9%

UPC Media
  Continued operations                      19,279          16,524           73,384        48,980                 50%
  Corporate IT and other                       369             849              492         4,228
  Intercompany eliminations(2)             (29,741)        (35,417)        (114,980)     (111,618)

UPC Consolidated                           349,955         345,379        1,396,056     1,378,764                  1%

UPC Continued Operations                   349,955         320,058        1,366,364     1,190,981                 15%
---------------------------------------------------------------------------------------------------------------------

(1) Includes basic cable, digital, telephony and internet revenues. Excludes Germany
(2)  Continued operations

                                                                           UPC 5

Adjusted EBITDA

                                                                      % change                                         % change
Adjusted EBITDA (EUR '000s)           Q4 2002         Q4 2001        Qtr on Qtr        YE 2002         YE 2001       Year on Year

Triple Play Distribution (1)          101,568          55,473               83%        346,443         168,423               106%

Other                                  10,186          (2,414)             522%         44,614         (14,666)              404%

Total UPC Distribution                111,754          53,059              111%        391,057         153,757               154%

Priority Telecom (2)                    1,625          (9,877)             116%         (3,996)        (89,329)               96%

UPC Media                                 195         (17,089)             101%         (5,090)       (112,671)               95%

Corporate IT and Other                (29,988)        (35,869)              16%        (97,983)       (113,543)               14%

UPC Consolidated                       83,586          (9,776)             955%        283,988        (161,786)              276%

(1) Includes basic cable, digital, telephony and internet revenues. Excludes Germany
(2) Since Priority Telecom's listing, its results are separately announced in Dutch GAAP, and presented in US GAAP in our financial statements. Differences may occur as a result of this

                                                                           UPC 6

Capital Expenditure

Capex Analysis (EUR m)

                                [Arrow depicting 81% decrease from 2000 to 2003E]

[Bar chart depicting 1,770]     [Bar chart depicting 900]     [Bar chart depicting 270]     [Bar chart depicting 329]
          YE2000                          YE2001                        YE2002                        YE2003E

Capex drivers

o    Reduced upgrade and new build activity

o    Tail-end of IT system development

o    Declining CPE costs

                                                                           UPC 7

Adjusted EBITDA after Capital Expenditure - Evolution

Adjusted EBITDA after Capex  (EUR '000s)      Q4 2002           Q4 2001          YE 2002           YE 2001
----------------------------------------------------------------------------------------------------------

UPC Consolidated Adjusted EBITDA               83,586            (9,776)         283,988          (161,786)

Less:  Capital Expenditure                    (79,582)         (243,672)        (270,833)         (897,222)

Adjusted EBITDA after Capex                     4,004          (253,448)          13,155        (1,059,008)
----------------------------------------------------------------------------------------------------------

                                                                           UPC 8

Summary Capital Structure

                                                         Pro forma for
EUR millions                             YE 2002      recapitalisation(1)
----------------------------------------------------------------------
UPC Distribution bank facility             3,140                 3,040

Other bank group debt(2)                      60                    60

Bank group - swap obligation(3)               53                    53

Sub Total Bank Group                       3,253                 3,153

Polish debt(4)                               380                   380

Priority debt                                 11                    11

DIC loan(1)                                   54                     0

Belmarken notes                              894                     0

UPC NV bonds                               4,149                     0

Convertible preference shares              1,665                     0

Total debt and preference shares          10,406                 3,544

Less cash                                    273                   273

Net debt                                  10,133                 3,271
-----------------------------------------------------------------------

(1) Sale of Cable Brabant in February 2003 resulted in cancellation of DIC loan from First International Bank of Israel (FiBI)
(2)  Other Debt (less Priority debt and PCI Notes)
(3)  Short term debt (less Reece Note in Poland)
(4) Includes Reece Note end PCI Notes. UPC and holders of UPC Polska Notes are engaged in discussions about a restructuring of UPC Polska's indebtedness

                                                                           UPC 9

Outlook 2003

Forecast Guidance Q1 2003

o Tightening of customer disconnect policy in the Netherlands leads to reduction in subscribers, expected to be completed by the end of Q2 2003. Although subscriber growth strong in all other respects, because of this no significant overall increase in Group RGUs expected during Q1 2003
o    For Q1 2003, UPC expects:
     o    Revenue growth (Q4 2002 to Q1 2003) of between 2% - 4%
     o    Adjusted EBITDA growth (Q4 2002 to Q1 2003) of between 20% - 25%
     o    Capital expenditures of EUR 75m - EUR 80m

Forecast Guidance Full year 2003

o    Consistent with recent SEC filing, for the full year 2003, UPC expects:
     o    Revenue growth of 12%
     o    Adjusted EBITDA of EUR 525m
     o    Capital expenditures of EUR 329m
     o UPC expects to be Free Cashflow breakeven after interest expense by the end of the fourth quarter 2003
o On March 24, 2003 UPC Polska deposited funds to pay the PCI Notes plus accrued interest at maturity (November 2003). UPC and holders of UPC Polska Notes are engaged in discussion about a restructuring of UPC Polska indebtedness
o Financial targets may be impacted by resolution of court case relating to certain minimum programme guarantees. This could negatively impact Adjusted EBITDA by approx. EUR 25m annually from 2003 to 2005

                                                                          UPC 10

2003 Adjusted EBITDA Evolution

                                                                               Sub total     Annualised     % of 2003
EUR millions                                                                    millions         impact       Guidance
----------------------------------------------------------------------------------------------------------------------
UPC Group Consolidated Q4 02 Annualised Adjusted EBITDA                                             337            64%

Increase in Priority Adjusted EBITDA from Q4 level of EUR 2 million
to full year of EUR 20 million                                                                       12             2%

Increase in UPC Media Adjusted EBITDA from Q4 breakeven to full
year of EUR 20 million                                                                               20             4%

UPC Distribution pricing effect                                                                      49             9%

Impact of RGU growth of which:                                                                       52
  Q4 2002 100,000 net adds, annualised impact                                         11                            2%
  2003 430,000 net adds                                                               41                            8%

Additional Cost Savings                                                                              54            10%

Projected 2003 Adjusted EBITDA                                                                      525

----------------------------------------------------------------------------------------------------------------------

                                                                         UPC 11